UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2005

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 16, 2005, Agilent Technologies, Inc. (the “Company”) issued its press release announcing financial results for the three months ended April 30, 2005. A copy of this press release is attached as Exhibit 99.1.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following is furnished as an exhibit to this report, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

99.1     Press release announcing financial results for three months ended April 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/S/ MARIE OH HUBER
Name:	Marie Oh Huber
Title:	Vice President, Assistant Secretary and Assistant General Counsel

Date: May 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing financial results for three months ended April 30, 2005.